SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):       Commission File Number:
              JUNE 24, 1998                                     1-10210

                            EXECUTIVE TELECARD, LTD.
             (Exact name of registrant as specified in its charter)

                 DELAWARE                                     13-3486421
       (State or other jurisdiction                          (IRS Employer
             of incorporation)                          Identification Number)

                       1720 S. BELLAIRE STREET, 10TH FLOOR
                             DENVER, COLORADO 80222
              (Address of principal executive offices) (Zip Code)



               Registrant's telephone number, including area code:
                                 (303) 691-2115



          (Former name or former address, if changed since last report)

                                 NOT APPLICABLE

                            EXECUTIVE TELECARD, LTD.

ITEM 5            OTHER EVENTS

                  On June 17, 1998, Executive TeleCard, Ltd. (the "Company") announced that it had entered into an Agreement and Plan of Merger (the "Merger Agreement") between the Company, IDX International, Inc. ("IDX"), EXTEL Merger Sub No. 1, Inc., a wholly owned subsidiary of the Company ("Merger Sub"), and the stockholders of IDX, pursuant to which IDX will merge with and into Merger Sub, with the result that Merger Sub will survive the merger as a wholly owned subsidiary of the Company (the "Merger"). The Merger, which is subject to a number of conditions, including approval by the Federal Communications Commission, is expected to close in the third quarter of this year.

                  The Merger Agreement provides that all of the shares of common stock, no par value, and all of the shares of preferred stock, no par value, of IDX, issued and outstanding immediately prior to the effective time of the Merger (excluding any treasury shares), shall be converted into and exchanged for, in the aggregate, the right to receive (a) 500,000 shares of Series B Convertible Preferred Stock, par value $.001 per share, of the Company ("Company Convertible Preferred Stock"), the rights and preferences of which are set forth in the form of Certificate of Designations, Rights and Preferences of the Company Convertible Preferred Stock which is attached as Exhibit A to the Merger Agreement, (b) warrants to purchase 2,500,000 shares of Common Stock, par value $.001 per share, of the Company (subject to adjustments based upon IDX performance and the Company's market price), the terms of which are set forth in the form of Warrant which is attached as Exhibit B to the Merger Agreement, and
(c) $5,000,000 in cash, which amount is subject to decrease.

                  The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Merger Agreement. The Merger Agreement (including the exhibits thereto) is being filed herewith as Exhibit 2.1, and is incorporated herein by reference. A copy of the press release announcing the execution of the Merger Agreement is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7            FINANCIAL  STATEMENTS,  PRO FORMA  FINANCIAL  INFORMATION  AND
                  EXHIBITS

                  (c)      Exhibits.

2.1 Agreement and Plan of Merger, dated June __, 1998, by and among Executive TeleCard, Ltd., IDX International, Inc., EXTEL Merger Sub No. 1, Inc. and the stockholders of IDX International, Inc.

99.1 Press Release, dated June 17, 1998, regarding the Agreement and Plan of Merger and the transactions contemplated thereby.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          EXECUTIVE TELECARD, LTD.

Date:  June 22, 1998                        By:     /s/ W.P. Colin Smith, Jr.
                                                    -------------------------
                                                    W. P. Colin Smith, Jr.
                                                    Vice President of Legal
                                                     Affairs and General Counsel

                                  EXHIBIT INDEX
                                  -------------

Exhibit                                          Description                             Page
-------                                          -----------                             ----

    2.1           Agreement  and Plan of  Merger,  dated June __,  1998,  by and among Executive TeleCard, Ltd., IDX International, Inc., EXTEL
                  Merger  Sub  No.  1,  Inc.   and  the   stockholders   of  IDX
                  International, Inc.

    99.1 Press Release dated June 17, 1998 relating to the Agreement and Plan of Merger and the transactions contemplated thereby